Exhibit 4(h)

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

UNITED TECHNOLOGIES CORPORATION

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ

OR NEW YORK, NY

This Certifies that

DATED:

Is the owner of

SPECIMEN

Fully Paid and Non-Assessable Shares of the Common Stock

CERTIFICATE OF STOCK

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY N.Y.

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

UNITED TECHNOLOGIES CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT – Custodian

TEN ENT – as tenants by the entireties (Cust) (Minor)

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

For Value received – hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.